9. PROVISION FOR INCOME TAXES (Details)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Provision For Income Taxes Details
Net operating loss carryforwards	34.00%	34.00%	34.00%
State taxes, net of federal benefit	5.20%	5.50%	6.30%
Federal research and development tax credit	1.30%	0.20%	0.00%
Other	(2.50%)	(0.50%)	0.00%
Change in deferred tax asset valuation allowance	(38.00%)	(39.20%)	(40.30%)
Effective income tax rate	0.00%	0.00%	0.00%